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                                  EXHIBIT 99.1
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[GRAPHIC OMITTED]



Company Contacts:                       Investor Relations Contacts:
IMPAX Laboratories, Inc.                Lippert/Heilshorn & Associates, Inc.
------------------------                ------------------------------------
Barry R. Edwards, Co-CEO                Kim Sutton Golodetz (kgolodetz@lhai.com)
(215) 289-2220, Ext. 1771               (212) 838-3777
Larry Hsu, Ph.D. President              Bruce Voss (bvoss@lhai.com)
(510) 476-2000, Ext. 1111               (310) 691-7100
Cornel C. Spiegler, CFO                 www.lhai.com
(215) 289-2220, Ext. 1706
www.impaxlabs.com


          IMPAX Appoints Deloitte & Touche LLP as Independent Auditors


HAYWARD, Calif. (October 3, 2003) - IMPAX Laboratories, Inc. (NASDAQ NM: IPXL) announced today that it has selected Deloitte & Touche LLP as its independent auditors for the fiscal year ending December 31, 2003, replacing
PricewaterhouseCoopers LLP.

The decision to change auditors was made by the Audit Committee of the Board of Directors of IMPAX and was not the result of any disagreement between the Company and PricewaterhouseCoopers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The reports of PricewaterhouseCoopers on the Company's financial statements for the past two fiscal years contained no adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

"We are impressed with the Deloitte & Touche team's extensive experience in auditing specialty pharmaceutical companies and we look forward to beginning our relationship," said Peter R. Terreri, Director and Chairman of the IMPAX Audit Committee. "We would also like to thank PricewaterhouseCoopers for the professional services that they provided IMPAX during the past seven years as our independent auditors."

IMPAX Laboratories, Inc. is a technology based specialty pharmaceutical company applying its formulation expertise and drug delivery technology to the development of controlled-release and specialty generics in addition to the development of branded products. IMPAX markets its generic products through its Global Pharmaceuticals division and intends to market its branded products through the IMPAX Pharmaceuticals division. Additionally, where strategically appropriate, IMPAX has developed marketing partnerships to fully leverage its technology platform. IMPAX Laboratories is headquartered in Hayward, California, and has a full range of capabilities in its Hayward and Philadelphia facilities. For more information, please visit the Company's Web site at: www.impaxlabs.com.





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"Safe Harbor" statement under the Private Securities Litigation Reform Act of
1995:
To the extent any statements made in this news release contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause Impax's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, Impax's ability to obtain sufficient capital to fund its operations, the difficulty of predicting FDA filings and approvals, consumer acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, Impax's ability to successfully develop and commercialize pharmaceutical products, Impax's reliance on key strategic alliances, the uncertainty of patent litigation, the availability of raw materials, the regulatory environment, dependence on patent and other protection for innovative products, exposure to product liability claims, fluctuations in operating results and other risks detailed from time to time in Impax's filings with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and Impax undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

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